Exhibit 99.2
Harmony Biosciences Q3 2022 Financial and Business Update November 1, 2022 Exhibit 99.2

Legal Disclaimer 2 This presentation includes forward ‐ looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward - looking statements. Forward - looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2022, and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward - looking statements made in this presentation. While the Company may elect to update such forward - looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, ( i ) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward - looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Harmony’s Strategy for Growth Optimize WAKIX ® Performance Expand Clinical Utility of WAKIX Acquire New Assets 3

4 Q3 2022 WAKIX ® Net Revenue Performance Q3 2022 Net Revenue of $117.2M 3Q21 2Q22 3Q22 ∆ 3Q22 vs. 2Q22 ∆ 3Q22 vs. 3Q21 $80.7 $107.0 $117.2 10% 45% WAKIX Net Revenue ($M) $80.7 $117.2 Q3 2021 Q3 2022 ▪ 45% growth Q3 2022 vs. Q3 2021 ▪ 10% growth Q3 2022 vs. Q2 2022 ▪ Strong momentum in top line prescription demand 45% Strong Revenue Growth

Driving Growth Through Our Launch For WAKIX ® Q3 2022 Performance 5 Average # of WAKIX Patients Continued Growth in Depth & Breadth of Prescriber Base U.S. Covered Lives With Formulary Access ~4,600 >80% Healthcare Professional Educational Initiatives Managed Care Education & Outreach Patient Outreach Programs & Support ~85% In - Person Access to HCPs

Phase 2 Clinical Proof - of - Concept Trial of Pitolisant in PWS High - dose pitolisant (n=22) Low - dose pitolisant (n=20) Placebo (n=23) Screening - 45D through - 1D Titration Period Week 1 to Week 3 Stable - Dose Period Week 4 to Week 11 Open - Label Extension Randomization Trial Design: ▪ Randomized, double - blind, placebo - controlled, parallel - group, POC, signal detection study ▪ 65 patients enrolled at 13 US sites; ages 6 – 65 ▪ Children ages 6 to < 12 (n=34) ▪ Adolescents ages 12 to < 18 (n=19) ▪ Adults 18 to 65 (n=12) Objectives: ▪ Primary objective : to evaluate the safety and efficacy of pitolisant compared with placebo in treating EDS in patients with PWS ▪ Secondary objectives : caregiver assessment of severity based on EDS; clinician assessment of severity based on PWS symptoms; behavioral assessments; cognitive function; caregiver burden; long - term safety and effectiveness in patients with PWS from open - label extension 6

PWS Phase 2 POC Study Topline Data: Primary Endpoint

HARMONY BIOSCIENCES

ESS-CHAD (Parent/Caregiver Version) Mean Change from Baseline to End of Treatment (Week 11)

Age	Low Dose Pitolisant (ESS-CHAD Δ from BL) (n; pitolisant dose)	High Dose Pitolisant (ESS-CHAD Δ from BL) (n; pitolisant dose)	Placebo (ESS-CHAD Δ from BL) (n)
Overall population (N=65)	**-4.1** (n=20)	**-4.9** (n=22)	**-3.7** (n=23)
Ages 6 to <12 (N=34)	**-3.7** (n=12); 8.9mg	**-5.5** (n=11); 17.8mg	**-2.1** (n=11)
Ages 12 to <18 (N=19)	**-4.5** (n=4); 13.35mg	**-4.2** (n=6); 26.7mg	**-6.1** (n=9)
Ages 18 to 65 (N=12)	**-5.0** (n=4); 17.8mg	**-4.4** (n=5); 35.6mg	**-2.3** (n=3)

HARMONY BIOSCIENCES

7

8 PWS Phase 2 POC Study Topline Data: Responder Analysis s = Number of responders n = Number of subjects with baseline assessment and post - baseline assessment at the visit A responder was defined as a subject with an improvement of ≥ 3 points from Baseline or a score ≤ 10 at EOT Higher Responder Rate for Pitolisant vs. Placebo; Driven by High Dose Group 63.2% 55.6% 70.0% 52.6% Pooled Pitolisant (N=42) Low Dose Pitolisant (N=20) High Dose Pitolisant (N=22) Placebo (N=23) Responder [s/n] Responder [24/38] Responder [10/18] Responder [14/20] Responder [10/19] Responder Rates at Visit 5 (Day 77)

9 PWS Phase 2 POC Study Topline Data: Summary of Safety Category Pooled Pitolisant (N=42) [n; %] Low Dose Pitolisant (N=20) [n; %] High Dose Pitolisant (N=22) [n; %] Placebo (N=23) [n; %] Any TEAE 24 57.1% 13 65.0% 11 50.0% 15 65.2% Any Treatment - Related TEAE 11 26.2% 7 35.0% 4 18.2% 7 30.4% Any Severe TEAE 0 0 0 0 Any Severe Treatment - Related TEAE 0 0 0 0 Any Serious TEAE 0 0 0 1 4.3% Any Serious Treatment - Related TEAE 0 0 0 0 ▪ The safety and tolerability profile of pitolisant in patients with Prader - Willi syndrome in this trial was consistent with the known safety/tolerability profile of pitolisant ▪ Most common adverse events: – Anxiety (11.9% pitolisant ; 4.3% placebo) – Irritability (9.5% pitolisant ; 4.3% placebo) – Headache (7.1% pitolisant ; 4.3% placebo) TEAE: treatment - emergent adverse event

10 Harmony Development Pipeline Product / Indication Pre - IND Phase 1 Phase 2 Phase 3 Regulatory Filing 1 Marketed Product Milestone Pitolisant Top line data 4Q2022 Top line data 2023 1. Includes New Drug Applications and supplemental New Drug Applications. 2. Trial conducted by Bioprojet and Bioprojet submitted regulatory package to EMA. Prader - Willi Syndrome (PWS) Myotonic Dystrophy (DM) HBS - 102 EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) Prader - Willi Syndrome (PWS) WAKIX® Idiopathic Hypersomnia Trial initiated 2Q2022 Pediatric Narcolepsy 2 EMA decision 1Q2023 Preclinical POC study initiated 3Q2022

Financial Highlights $80.7 $117.2 Q3 2021 Q3 2022 (In millions, USD) (1) Non - GAAP Adjusted Net Income= GAAP Net Income excluding non - cash interest expense, depreciation, amortization, stock - based compensation, other non - operating items and tax effect of the se items 11 Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 $23.4 $58.1 Q3 2021 Q3 2022 45% 148% Net Product Revenues Non - GAAP Adjusted Net Income (1) Cash, Cash Equivalents & Investments $214.2 $309.5 YTD 2021 YTD 2022 45% $61.2 $123.9 YTD 2021 YTD 2022 102% $189.7 $234.3 $224.5 $258.9 $316.0 Sep 30 '21 Dec 31 '21 Mar 31 '22 Jun 30 '22 Sep 30 '22

Q3 2022 Financial Summary 12 (In millions, USD) Three Months Ended September 30, % Change 2022 2021 Net Product Revenues $117.2 $80.7 45% Cost of Product Sold 23.0 14.6 57% Total Operating Expenses $82.3 $45.1 83% R&D Expense 40.5 11.7 NM S&M Expense 20.5 16.5 24% G&A Expense 21.3 16.9 27% Net Income $87.9 ($9.6) NM Cash, cash equivalents & investment securities $316.0 Totals may not foot due to rounding NM denotes not meaningful % change

Q3 2022 GAAP vs Non - GAAP Reconciliation 13 (In millions, USD) Three Months Ended September 30, 2022 2021 GAAP net income $87.9 ($9.6) Non - cash interest expense (1) 0.4 0.5 Depreciation 0.1 0.1 Amortization (2) 6.0 4.6 Stock - based compensation expense 7.0 4.7 Licensing fee (3) 30.0 - Loss on debt extinguishment - 26.1 Valuation allowance release (74.5) - Income tax effect related to Non - GAAP adjustments (4) 1.2 (2.9) Non - GAAP adjusted net income $58.1 $23.4 GAAP net income per diluted share $1.44 ($0.17) Non - GAAP adjusted net income per diluted share $0.95 $0.41 Weighted average number of shares of common stock used in non - GAAP diluted per share 61,207,625 57,722,163 Totals may not foot due to rounding (1) Includes amortization of deferred finance charges (2) Includes amortization of intangible assets related to WAKIX (3) Amount represents initial licensing fee incurred upon closing the 2022 Licensing and Commercialization Agreement with Bioprojet (4) Calculated using the reported effective tax rate for the periods presented

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